SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) August 14, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2003, providing for the issuance of the CWMBS, INC., Alternative Loan Trust
          2003-18CB, Mortgage Pass-Through Certificates, Series 2003-45).


                                   CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103821               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On July 30, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-45.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 24, 2003 and the Prospectus Supplement dated July 25, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-45.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.

                          FINAL POOL TABLES, GROUP 1

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------
California                     1066         $  225,967,302.19       35.44%
Colorado                        190         $   33,367,560.95        5.23%
Florida                         234         $   37,100,425.39        5.82%
Georgia                          76         $   13,138,010.50        2.06%
Massachusetts                    67         $   14,768,737.21        2.32%
Nevada                          111         $   18,888,100.90        2.96%
New Jersey                       92         $   16,561,002.37        2.60%
New York                        147         $   31,356,328.54        4.92%
Ohio                             96         $   14,820,530.94        2.32%
Oregon                          100         $   16,476,184.51        2.58%
Texas                           128         $   17,541,403.77        2.75%
Washington                      130         $   22,145,104.76        3.47%
xOther (less than 2%)          1066         $  175,523,188.80       27.53%
                        ---------------------------------------------------
                               3503          $ 637,653,880.83      100.00%


----------
(1) The Other row in the preceding table includes 38 other states and the District of Columbia with under 2.00% concentrations individually.
     No more than approximately 0.308% of the mortgage loans in loan group 1 will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
619 and Below                  47             $ 7,332,419.99         1.15%
620-659                       292            $ 51,808,317.39         8.12%
660-699                       558           $ 102,603,329.85        16.09%
700-719                       523            $ 94,314,860.91        14.79%
720 and Above                2071           $ 379,850,041.27        59.57%
Not Scored                     12             $ 1,744,911.42         0.27%
                          -------------------------------------------------
                             3503           $ 637,653,880.83       100.00%


--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 727.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of        Aggregate Principal   Percent of
 Type of Program           Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
CLUES Plus                         2              $ 441,996.38        0.07%
Full/Alternative                1657          $ 285,886,486.85       44.83%
No Income/No Asset               211           $ 38,761,172.32        6.08%
Preferred                       1200          $ 223,467,734.17       35.05%
Reduced                          324           $ 67,099,355.46       10.52%
Stated Income/Stated Asset        37            $ 7,331,068.04        1.15%
Streamlined                       72           $ 14,666,067.61        2.30%
                           ------------------------------------------------
                                3503          $ 637,653,880.83      100.00%



                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
2-4 Units                       133         $ 28,676,210.00           4.50%
Condo Hotel                      10          $ 1,409,329.68           0.22%
Hi-rise Condominium              28          $ 4,795,608.13           0.75%
Low-rise Condominium            243         $ 42,553,426.79           6.67%
Planned Unit Development        455         $ 86,780,723.86          13.61%
Single Family Residence        2634        $ 473,438,582.37          74.25%
                            ------------------------------------------------
                               3503        $ 637,653,880.83         100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
    4.875                      2                 $ 241,650.00       0.04%
    5.000                     14               $ 2,062,302.76       0.32%
    5.125                     24               $ 4,502,982.00       0.71%
    5.150                      1                  $ 68,400.00       0.01%
    5.230                      1                 $ 166,167.67       0.03%
    5.250                    158              $ 27,517,338.79       4.32%
    5.315                      1                 $ 116,300.00       0.02%
    5.330                      1                 $ 300,000.00       0.05%
    5.360                      1                 $ 190,000.00       0.03%
    5.375                    302              $ 53,646,076.02       8.41%
    5.380                      2                 $ 213,750.00       0.03%
    5.445                      1                 $ 139,315.45       0.02%
    5.455                      1                 $ 123,879.48       0.02%
    5.475                      2                 $ 206,900.00       0.03%
    5.485                      4                 $ 726,655.00       0.11%
    5.500                    730             $ 131,383,944.29      20.60%
    5.505                      1                 $ 237,500.00       0.04%
    5.530                      1                 $ 132,210.00       0.02%
    5.545                      1                 $ 131,588.00       0.02%
    5.595                      1                 $ 259,439.62       0.04%
    5.600                      5                 $ 906,322.00       0.14%
    5.605                      1                 $ 216,000.00       0.03%
    5.610                      1                 $ 125,400.00       0.02%
    5.620                      5               $ 1,059,055.00       0.17%
    5.625                    664             $ 119,122,305.34      18.68%
    5.650                      1                 $ 171,000.00       0.03%
    5.680                      1                 $ 314,500.00       0.05%
    5.705                      1                 $ 157,100.00       0.02%
    5.720                      3                 $ 312,398.38       0.05%
    5.725                      7               $ 1,291,716.81       0.20%
    5.730                      3                 $ 514,800.00       0.08%
    5.735                      7               $ 1,164,762.78       0.18%
    5.745                      1                 $ 111,500.00       0.02%
    5.750                    689             $ 133,079,299.87      20.87%
    5.755                      3                 $ 651,046.00       0.10%
    5.770                      1                 $ 190,800.00       0.03%
    5.775                      1                 $ 152,900.00       0.02%
    5.780                      1                 $ 114,900.99       0.02%
    5.800                      3                 $ 355,431.62       0.06%
    5.830                      1                 $ 167,310.00       0.03%
    5.845                      1                 $ 128,850.00       0.02%
    5.850                      4                 $ 666,900.00       0.10%
    5.855                      3                 $ 466,947.29       0.07%
    5.860                      1                 $ 175,750.00       0.03%
    5.870                      1                 $ 112,527.00       0.02%
    5.875                    534             $ 100,630,108.78      15.78%
    5.880                      5               $ 1,006,280.00       0.16%
    5.905                      1                 $ 254,140.00       0.04%
    5.925                      1                 $ 260,930.00       0.04%
    5.930                      1                 $ 189,550.00       0.03%
    5.950                      1                 $ 259,000.00       0.04%
    5.970                      1                 $ 250,912.00       0.04%
    5.975                      2                 $ 300,200.00       0.05%
    5.980                      4                 $ 774,339.34       0.12%
    5.985                      1                 $ 172,900.00       0.03%
    5.990                     26               $ 5,891,748.23       0.92%
    5.995                      2                 $ 368,295.78       0.06%
    6.000                    136              $ 23,554,338.22       3.69%
    6.005                      1                 $ 110,770.00       0.02%
    6.095                      1                 $ 202,500.00       0.03%
    6.110                      1                 $ 142,025.00       0.02%
    6.125                     43               $ 6,505,148.90       1.02%
    6.130                      1                 $ 119,891.42       0.02%
    6.205                      1                  $ 73,896.86       0.01%
    6.245                      1                 $ 199,500.00       0.03%
    6.250                     18               $ 2,400,214.99       0.38%
    6.355                      1                  $ 66,510.00       0.01%
    6.375                      5                 $ 872,960.83       0.14%
    6.415                      1                 $ 167,352.21       0.03%
    6.455                      2                 $ 307,101.16       0.05%
    6.500                     10               $ 1,335,802.28       0.21%
    6.625                      4                 $ 755,259.61       0.12%
    6.750                      3                 $ 821,405.27       0.13%
    6.755                      1                  $ 44,098.48       0.01%
    6.775                      1                 $ 274,536.62       0.04%
    6.875                      6               $ 1,351,192.22       0.21%
    7.000                      3                 $ 408,824.14       0.06%
    7.040                      1                 $ 139,312.41       0.02%
    7.095                      1                  $ 62,521.75       0.01%
    7.125                      1                  $ 91,726.59       0.01%
    7.250                      3                 $ 337,712.10       0.05%
    7.300                      1                 $ 142,442.66       0.02%
    7.375                      1                 $ 305,029.19       0.05%
    7.500                      5                 $ 627,710.93       0.10%
    7.750                      1                 $ 168,817.62       0.03%
    7.875                      3                 $ 461,050.18       0.07%
    8.000                      1                 $ 148,525.13       0.02%
    8.250                      2                 $ 263,701.08       0.04%
    8.625                      1                  $ 98,755.38       0.02%
    9.125                      1                 $ 166,539.40       0.03%
    9.750                      1                  $ 48,433.53       0.01%
   10.375                      1                 $ 259,895.24       0.04%
   10.625                      1                  $ 79,788.07       0.01%
   11.000                      1                  $ 84,265.07       0.01%
          ----------------------------------------------------------------
                            3503             $ 637,653,880.83     100.00%


----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 5.673% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.691% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Cash-Out Refinance            1066           $ 201,710,436.52       31.63%
Purchase                      1700           $ 298,330,719.89       46.79%
Rate/Term Refinance            737           $ 137,612,724.42       21.58%
                           ------------------------------------------------
                              3503           $ 637,653,880.83      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
50.00 or Less                 325            $ 59,518,831.52        9.33%
50.01 to 55.00                209            $ 41,770,167.06        6.55%
55.01 to 60.00                220            $ 43,409,741.97        6.81%
60.01 to 65.00                283            $ 55,679,628.03        8.73%
65.01 to 70.00                451            $ 85,514,136.57       13.41%
70.01 to 75.00                218            $ 43,724,622.01        6.86%
75.01 to 80.00                736           $ 130,544,315.78       20.47%
80.01 to 85.00                 35             $ 5,543,255.20        0.87%
85.01 to 90.00                381            $ 60,523,313.29        9.49%
90.01 to 95.00                390            $ 68,730,002.55       10.78%
95.01 to 100.00               255            $ 42,695,866.85        6.70%
                           -----------------------------------------------
                             3503           $ 637,653,880.83      100.00%


----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 73.13%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Investment                     869           $ 149,705,905.42       23.48%
Owner Occupied                2406           $ 446,866,282.40       70.08%
Second/Vacation Home           228            $ 41,081,693.01        6.44%
                      -----------------------------------------------------
                              3503           $ 637,653,880.83      100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage               Number of     Aggregate Principal  Percent of
Loan Amount                 Mortgage Loans   Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------

           $0 -   $50,000            21           $ 926,145.15        0.15%
  $ 50,000.01 -   $100,000.00       310        $ 26,246,104.80        4.12%
  $100,000.01 -   $150,000.00       942       $ 120,029,525.82       18.82%
  $150,000.01 -   $200,000.00      1021       $ 177,924,287.99       27.90%
  $200,000.01 -   $250,000.00       619       $ 139,385,049.76       21.86%
  $250,000.01 -   $300,000.00       380       $ 104,536,523.64       16.39%
  $300,000.01 -   $350,000.00       188        $ 59,582,960.35        9.34%
  $350,000.01 -   $400,000.00        13         $ 4,835,790.36        0.76%
  $400,000.01 -   $450,000.00         5         $ 2,120,342.96        0.33%
  $450,000.01 -   $500,000.00         2           $ 939,000.00        0.15%
  $500,000.01 -   $550,000.00         1           $ 508,500.00        0.08%
  $600,000.01 -   $650,000.00         1           $ 619,650.00        0.10%
                                --------------------------------------------
                                   3503       $ 637,653,880.83      100.00%


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $182,031.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

       360                   2667           $ 479,481,683.27       75.19%
       359                    588           $ 114,576,825.40       17.97%
       358                     95            $ 17,377,256.14        2.73%
       357                     33             $ 5,877,080.54        0.92%
       356                     26             $ 5,573,061.11        0.87%
       355                     12             $ 3,035,390.28        0.48%
       354                     10             $ 1,678,936.07        0.26%
       353                      2               $ 389,033.18        0.06%
       352                      1               $ 293,430.88        0.05%
       351                      2               $ 229,500.84        0.04%
       350                      1               $ 102,803.74        0.02%
       349                      3               $ 399,823.44        0.06%
       348                      1               $ 112,350.89        0.02%
       344                      2               $ 328,659.42        0.05%
       342                      1               $ 163,980.30        0.03%
       339                      1               $ 259,895.24        0.04%
       338                      2               $ 136,008.72        0.02%
       337                      1               $ 251,461.16        0.04%
       330                      1                $ 98,755.38        0.02%
       316                      1                $ 40,217.76        0.01%
       312                      1                $ 79,788.07        0.01%
       307                      1               $ 186,433.20        0.03%
       303                      1                $ 48,433.53        0.01%
       300                     15             $ 2,445,733.00        0.38%
       299                      2               $ 358,269.50        0.06%
       298                      2               $ 365,967.49        0.06%
       240                     16             $ 1,840,050.00        0.29%
       239                      4               $ 490,940.30        0.08%
       238                      2               $ 261,477.45        0.04%
       235                      3               $ 431,814.76        0.07%
       225                      1                $ 70,933.49        0.01%
       224                      2               $ 308,982.06        0.05%
       222                      1               $ 106,321.76        0.02%
       221                      1               $ 168,817.62        0.03%
       215                      1                $ 83,764.84        0.01%
                          ------------------------------------------------
                             3503           $ 637,653,880.83      100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 359 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------
California                        285          $ 51,914,948.00      34.98%
Florida                            63           $ 9,171,905.73       6.18%
Illinois                           25           $ 3,268,594.24       2.20%
Maryland                           18           $ 3,039,301.64       2.05%
Massachusetts                      28           $ 4,830,879.57       3.26%
New Jersey                         42           $ 7,516,412.50       5.07%
New York                           93          $ 16,564,950.81      11.16%
Texas                              44           $ 5,912,470.01       3.98%
Washington                         21           $ 3,250,823.09       2.19%
xOther (less than 2%)             327          $ 42,926,252.94      28.93%
                           ------------------------------------------------
                                  946         $ 148,396,538.53     100.00%

-------------
(1) The Other row in the preceding table includes 37 other states and the District of Columbia with under 2.00% concentration individually. No more than approximately 0.585% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
619 and Below                    6              $ 730,231.35        0.49%
620-659                         70           $ 10,738,539.90        7.24%
660-699                        135           $ 22,081,352.29       14.88%
700-719                        137           $ 22,424,021.96       15.11%
720 and Above                  597           $ 92,355,543.03       62.24%
Not Scored                       1               $ 66,850.00        0.05%
                           -----------------------------------------------
                               946          $ 148,396,538.53      100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 731.


                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of        Aggregate Principal   Percent of
 Type of Program           Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
Full/Alternative                181            $ 23,471,601.08       15.82%
No Income/No Asset               98            $ 13,987,936.91        9.43%
Preferred                       433            $ 69,094,627.75       46.56%
Reduced                         176            $ 31,839,385.74       21.46%
Stated Income/Stated Asset       24             $ 4,096,258.54        2.76%
Streamlined                      34             $ 5,906,728.51        3.98%
                           ------------------------------------------------
                                946           $ 148,396,538.53      100.00%

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
2-4 Units                       34             $ 6,586,239.48        4.44%
Condo Hotel                      5               $ 543,204.73        0.37%
Hi-rise Condominium              7             $ 1,360,941.00        0.92%
Low-rise Condominium            45             $ 6,652,318.46        4.48%
Planned Unit Development       121            $ 19,513,104.14       13.15%
Single Family Residence        734           $ 113,740,730.72       76.65%
                            -----------------------------------------------
                               946           $ 148,396,538.53      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
     4.500                     1                  $ 43,062.30       0.03%
     4.625                     3                 $ 241,263.57       0.16%
     4.750                    42               $ 6,238,489.54       4.20%
     4.760                     2                 $ 184,161.56       0.12%
     4.875                   131              $ 18,777,946.21      12.65%
     4.900                     1                  $ 80,596.80       0.05%
     4.990                     2                 $ 160,860.62       0.11%
     4.998                     1                 $ 166,740.10       0.11%
     4.999                     1                  $ 75,000.00       0.05%
     5.000                   168              $ 25,981,869.66      17.51%
     5.125                   141              $ 23,375,471.75      15.75%
     5.170                     1                  $ 79,408.57       0.05%
     5.250                   195              $ 29,920,814.05      20.16%
     5.300                     1                 $ 125,000.00       0.08%
     5.375                   139              $ 23,721,148.94      15.98%
     5.500                    97              $ 16,688,488.42      11.25%
     5.535                     1                  $ 54,763.05       0.04%
     5.625                     7               $ 1,258,899.59       0.85%
     5.750                     4                 $ 631,397.45       0.43%
     5.875                     2                 $ 217,296.25       0.15%
     6.000                     1                 $ 101,044.05       0.07%
     6.125                     1                  $ 54,050.45       0.04%
     6.250                     2                 $ 116,298.90       0.08%
     6.500                     2                 $ 102,466.70       0.07%
               -----------------------------------------------------------
                             946             $ 148,396,538.53     100.00%

------------------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be appropriately 5.172% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.173% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refinance            460             $ 73,424,144.84       49.48%
Purchase                      136             $ 19,336,598.32       13.03%
Rate/Term Refinance           350             $ 55,635,795.37       37.49%
                          -------------------------------------------------
                              946            $ 148,396,538.53      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
50.00 or Less                 312            $ 47,549,393.77        32.04%
50.01 to 55.00                 99            $ 16,553,240.68        11.15%
55.01 to 60.00                104            $ 17,625,630.98        11.88%
60.01 to 65.00                 91            $ 15,072,603.02        10.16%
65.01 to 70.00                115            $ 19,260,805.70        12.98%
70.01 to 75.00                 51             $ 8,064,646.89         5.43%
75.01 to 80.00                105            $ 14,943,170.18        10.07%
80.01 to 85.00                  8               $ 937,891.04         0.63%
85.01 to 90.00                 38             $ 5,091,981.76         3.43%
90.01 to 95.00                 22             $ 3,242,411.46         2.18%
95.01 to 100.00                 1                $ 54,763.05         0.04%
                           ------------------------------------------------
                              946           $ 148,396,538.53       100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 57.76%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time or origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                          Number of       Aggregate Principal     Percent of
Occupancy Types         Mortgage Loans    Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------
Investment                     111           $ 13,905,685.54          9.37%
Owner Occupied                 777          $ 125,521,461.32         84.59%
Second/Vacation Home            58            $ 8,969,391.67          6.04%
                        ----------------------------------------------------
                               946          $ 148,396,538.53        100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amounts               Mortgage Loans   Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
         $0 -  $50,000            24            $ 987,888.27          0.67%
$ 50,000.01 -  $100,000.00       179         $ 14,247,733.34          9.60%
$100,000.01 -  $150,000.00       323         $ 41,104,315.82         27.70%
$150,000.01 -  $200,000.00       205         $ 36,387,053.98         24.52%
$200,000.01 -  $250,000.00       107         $ 23,997,032.16         16.17%
$250,000.01 -  $300,000.00        66         $ 18,270,860.62         12.31%
$300,000.01 -  $350,000.00        42         $ 13,401,654.34          9.03%
                              ----------------------------------------------
                                 946        $ 148,396,538.53        100.00%

------------------

(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $156,867.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------

Remaining Terms             Number of      Aggregate Principal    Percent of
To Maturity (months)      Mortgage Loans   Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

        180                     670          $ 103,967,349.22       70.06%
        179                     218           $ 36,363,710.99       24.50%
        178                      26            $ 4,138,280.86        2.79%
        177                       7            $ 1,000,330.47        0.67%
        176                       7            $ 1,170,494.62        0.79%
        175                       2              $ 304,777.62        0.21%
        174                       3              $ 299,739.20        0.20%
        173                       1              $ 188,672.40        0.13%
        171                       1              $ 143,429.13        0.10%
        170                       2              $ 238,906.22        0.16%
        120                       1               $ 90,000.00        0.06%
        119                       1               $ 43,062.30        0.03%
        118                       2              $ 191,474.34        0.13%
        116                       1               $ 80,596.80        0.05%
        115                       1               $ 56,847.84        0.04%
         82                       1               $ 45,313.57        0.03%
         58                       2               $ 73,552.95        0.05%
                            -----------------------------------------------
                                946          $ 148,396,538.53      100.00%

(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 179 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  August 14, 2003



                                        5